SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 25, 2006

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of May 25, 2006, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 2006-HSA3)

                Residential Funding Mortgage Securities II, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                 333-131196-02               41-1808858
   (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
       OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.

        The original Form 8-K, filed on June 9, 2006, is hereby amended by this Form 8-K/A to replace the Amended and Restated Trust Agreement, dated as of May 25, 2006, previously filed with respect to Home Equity Loan-Backed Notes, Series 2006-HSA3.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Not applicable

               (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                              Sequentially
Exhibit                                                         Numbered
Number                                                        Exhibit Page

4.4 Amended and Restated Trust Agreement dated as of May 25, 2006 between Residential Funding Mortgage Securities II, Inc., as depositor, and Wilmington Trust Company, as owner trustee.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                            By: /s/ Tim Jacobson
                               Name:   Tim Jacobson
                               Title:  Vice President


Dated:  June 12, 2006


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                                  EXHIBIT INDEX


EXHIBIT NUMBER        DESCRIPTION

4.4 Amended and Restated Trust Agreement dated as of May 25, 2006 between Residential Funding Mortgage Securities II, Inc., as depositor, and Wilmington Trust Company, as owner trustee.


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                                   EXHIBIT 4.4

                                 [SEE ATTACHED]